Supplement dated November 26, 1997 to Mosaic Equity Trust
Worldwide Growth Fund Prospectus dated July 31, 1997

ON JANUARY 1, 1998, THIS FUND WILL BE MANAGED AS A STRATEGIC ASSET ALLOCATION DOMESTIC EQUITY FUND AND WILL CHANGE ITS NAME ACCORDINGLY. After 1997, this Fund will continue to be an equity fund but will focus on United States large and medium capitalization stocks, with the additional objective of being sensitive to potential major market advances and declines. As such, the Fund may hold very substantial cash reserves or bonds at times when the Advisor believes the stock market is highly vulnerable and subject to a meaningful decline, reversal or selloff.

After December 31, 1997, the following provisions will supersede the respective disclosures on the cover page and pages 4 -5 of the prospectus:

Investment Objective
The Fund's basic investment objective is capital appreciation. The Fund will keep this basic investment objective and, after December 31, 1997, combine it with secondary goals of preserving capital and reducing the Fund's exposure to market risk. Achieving the Fund's investment objectives will depend on the Advisor's ability to assess the effects of market and economic indicators on the stock market trends and the Advisor's stock selection capabilities.

Investment Policies and Risks
Beginning in 1998, much of the research effort will involve a study of the history of market turns and shifts in direction. Technical analysis will be employed to spot such changes and to identify market trends and their momentum. Trend analysis will assist the managers by determining whether markets are overbought or oversold or overextended in their recent trading trend. Interrelationships between markets are important. The Advisor believes that changes in direction in the bond market, interest rates and credit conditions give important signals of upcoming stock market movements. Analysis will include changes in estimated and reported earnings and earnings growth rates in order to determine the trend toward raising or lowering earnings estimates on key companies.

It is not expected that the changes in allocation made by the Advisor will be either small or incremental. The Advisor expects to make changes in the Fund's exposure to equities in increments of about 25% at appropriate times. The Advisor desires to make shifts from 100% (or as close to 100% as is reasonably possible) in equities to 75%, 50%, 25% or 0% in stocks, rather than making smaller percentage changes. But it is possible that the percentage in stocks may fall between the time taken for trading and repositioning the portfolio.

Stocks selected will represent primarily well-established, high-quality companies that have a demonstrated pattern of consistent growth. To a lesser extent, the Fund may invest in smaller "mid-cap" companies that may offer more rapid growth potential. Such mid-cap companies bear a higher level of common stock market risk. Since the Fund will not invest for current income, the Fund may be unsuitable for persons who must depend on the invested funds for such purpose. While the Fund is a diversified mutual fund, it intends to maintain a concentration in only 20-25 stocks, with each stock representing no more than 5% of the portfolio at cost. As a result, the Fund's daily net asset value may be more volatile than a fund with greater portfolio diversification.

In light of these policies, the Fund's annual portfolio turnover rate may exceed 100%. If the Fund engages in short-term trading in order to achieve its objectives, it may increase portfolio turnover and incur larger brokerage commissions and other expenses than might otherwise be the case. In addition, short-term trading may generate capital gains to the extent such trading involves the sale of appreciated securities.

At such times as the Advisor believes that an investment in bonds will provide greater potential for capital appreciation and preservation than an investment in stocks, money market funds or short-term instruments, the Fund may own Government, Government Agency or Corporate Bonds rated BAA or higher by either Standard & Poor's or Moody's. Bonds may not exceed 10 years in maturity.